September 13, 2022

BNY MELLON INVESTMENT FUNDS II, INC.

– BNY Mellon Global Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

Effective September 30, 2022, the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-adviser.

Paul Birchenough, Alex Khosla and Ian Smith are the fund's primary portfolio managers, positions they have held since December 2020, September 2022 and December 2020, respectively. Messrs. Birchenough and Smith are the co-lead portfolio managers of the fund. Messrs. Birchenough, Khosla and Smith are investment managers on the emerging markets equities team at NIM.

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Effective September 30, 2022, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Paul Birchenough, Alex Kosla and Ian Smith are the fund's primary portfolio managers, positions they have held since December 2020, September 2022 and December 2020, respectively. Messrs. Birchenough and Smith are the co-lead portfolio managers of the fund. Messrs. Birchenough, Khosla and Smith are jointly and primarily responsible for managing the fund's portfolio. Mr. Birchenough is an investment manager on the emerging markets equities team at NIM, where he has been employed since October 2020. Prior to joining NIM, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers, where he had worked since April 2011. Mr. Khosla is an investment manager on the emerging markets equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Prior to Aikya Investment Management, Mr. Khosla was a research analyst covering global emerging markets at Stewart Investors (part of First State Investments) since July 2017. Mr. Smith is an investment manager on the emerging markets equities team at NIM, where he has been employed since October 2020. Prior to joining NIM, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers, where he had worked since February 2012.

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